                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act File Number   811-4132


                        RIVERSOURCE SELECTED SERIES, INC.
 -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                   --------------------

Date of fiscal year end:      3/31
                            --------------
Date of reporting period:     3/31
                            --------------

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

PRECIOUS METALS AND MINING FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2008
(Prospectus also enclosed)


RIVERSOURCE PRECIOUS METALS AND
MINING FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS
----------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     14

Financial Statements................     17

Notes to Financial Statements.......     21

Report of Independent Registered
   Public Accounting Firm...........     38

Federal Income Tax Information......     39

Board Members and Officers..........     41

Proxy Voting........................     45

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE
--------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Precious Metals and Mining Fund advanced 16.37% for the 12 months ended March 31, 2008.

> The Fund underperformed its benchmark, the Philadelphia Stock Exchange Gold &
  Silver Index, which rose 30.01% for the same period.

> The Fund also underperformed the 28.54% gain of the Lipper Gold Funds Index, which represents the Fund's peer group, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2008)
--------------------------------------------------------------------------------

                                1 year     3 years    5 years    10 years
------------------------------------------------------------------------------
RiverSource Precious Metals
  and Mining Fund Class A
  (excluding sales charge)      +16.37%    +27.66%    +25.53%    +13.28%
------------------------------------------------------------------------------
Philadelphia Stock Exchange
  Gold & Silver Index
  (unmanaged)                   +30.01%    +24.88%    +22.80%     +9.60%
------------------------------------------------------------------------------
Lipper Gold Funds Index         +28.54%    +34.74%    +31.31%    +16.57%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
         X                 LARGE
         X                 MEDIUM        SIZE
         X                 SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                            Total
-------------------------------------
Class A                     1.33%
-------------------------------------
Class B                     2.10%
-------------------------------------
Class C                     2.08%
-------------------------------------
Class I                     0.93%
-------------------------------------
Class R4                    1.22%
-------------------------------------

The RiverSource Precious Metals and Mining Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the Fund's prospectus for specific risks associated with the Fund.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  3

-----------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2008
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 4/22/85)         +16.44%   +27.66%   +25.53%   +13.28%        N/A
-------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)         +15.59%   +26.70%   +24.58%   +12.42%        N/A
-------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)         +15.56%   +26.72%   +24.60%      N/A      +22.19%
-------------------------------------------------------------------------------------------
 Class I (inception 7/15/04)         +16.93%   +28.21%      N/A       N/A      +22.54%
-------------------------------------------------------------------------------------------
 Class R4 (inception 3/20/95)        +16.86%   +28.00%   +25.85%   +13.52%        N/A
-------------------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 4/22/85)          +9.74%   +25.16%   +24.06%   +12.70%        N/A
-------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)         +11.45%   +25.86%   +24.42%   +12.42%        N/A
-------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)         +14.74%   +26.72%   +24.60%      N/A      +22.19%
-------------------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY
--------------------------------------------

Dear Shareholders,

RiverSource Precious Metals and Mining Fund's Class A shares (excluding sales charge) advanced 16.37% for the 12 months ended March 31, 2008. The Fund underperformed its benchmark, the Philadelphia Stock Exchange Gold & Silver Index (Philadelphia Index), which rose 30.01% for the same period. The Fund's peer group, as represented by the Lipper Gold Funds Index, gained 28.54% during that time frame.

SIGNIFICANT PERFORMANCE FACTORS
Results in the precious metals sector were extremely strong during the fiscal year. To put performance in perspective, consider that the Philadelphia Index, which is primarily composed of gold stocks with some silver exposure, rose 30.01%, while the MSCI World Index, a commonly used benchmark for global stocks, declined 2.77%.

Gold rose sharply over the period from $665 at the start of the period to $916 per ounce as of fiscal year end. The rally essentially began in August 2007 when subprime mortgage issues shook the financial markets. Weakness in the U.S. dollar, which continued throughout the fiscal year, and increased inflation fears contributed to gold's strong performance. The gold rally continued until mid-March 2008 when the price of gold receded from its peak of just over $1000. Many investors had been using gold stocks as a hedge against a weak equity market. When the Federal Reserve Bank (the Fed) provided support for the acquisition of ailing financial services firm Bear Stearns, many perceived a hedge was no longer

SECTOR DIVERSIFICATION (at March 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Cash & Cash Equivalents(1)                      4.6%
---------------------------------------------------------
Gold mining                                    68.1%
---------------------------------------------------------
Other metals & mining                           2.1%
---------------------------------------------------------
Palladium mining                                2.1%
---------------------------------------------------------
Platinum mining                                 9.4%
---------------------------------------------------------
Silver mining                                   8.9%
---------------------------------------------------------
Steel mining                                    4.8%
---------------------------------------------------------

(1) Of the 4.6%, 1.0% is due to security lending activity and 3.6% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  5

------------------------------

necessary and began to reduce their gold allocations. Profit-taking and margin coverage by hedge fund managers intensified the sell-off.

The primary reasons for the underperformance vs. the Philadelphia Index were the Fund's greater diversification and a preference for small- and mid-cap stocks over large-cap stocks. While the Fund had approximately 29 holdings, the Philadelphia Index represents just 16 primarily large-cap stocks. These larger cap stocks tend to rise sharply with strong gains in the price of gold and as they rose, the Fund was unable to keep pace. We have emphasized small- and mid-cap stocks because we believe these companies are better positioned to replace reserves and increase production than their large-cap peers. However, these results didn't materialize during this fiscal period.

TOP TEN HOLDINGS (at March 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Goldcorp (Canada)                                8.0%
----------------------------------------------------------
Freeport-McMoRan Copper & Gold (United
  States)                                        7.5%
----------------------------------------------------------
Kinross Gold (Canada)                            7.0%
----------------------------------------------------------
Agnico-Eagle Mines (Canada)                      6.7%
----------------------------------------------------------
Barrick Gold (Canada)                            5.6%
----------------------------------------------------------
Randgold Resources ADR (South Africa)            4.6%
----------------------------------------------------------
Yamana Gold (Canada)                             4.5%
----------------------------------------------------------
Newcrest Mining (Australia)                      3.7%
----------------------------------------------------------
Gold Fields ADR (South Africa)                   3.5%
----------------------------------------------------------
Newmont Mining (United States)                   3.4%
----------------------------------------------------------

TOP FIVE COUNTRIES (at March 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Canada                                         47.0%
---------------------------------------------------------
United States                                  24.0%
---------------------------------------------------------
South Africa                                   12.1%
---------------------------------------------------------
Australia                                       3.7%
---------------------------------------------------------
United Kingdom                                  3.2%
---------------------------------------------------------

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Recent demand for gold has largely been from investors, often via exchange-traded funds, and not from retail demand for jewelry, which had previously been the main source of demand.

The Fund benefited from its holdings of platinum and palladium stocks, a segment not represented in the Philadelphia Index. Platinum and palladium are used globally in catalytic converters for cars.
Tightening emissions standards, requiring greater platinum and palladium use per car, and increases in the number of automobiles have spurred demand.
Meanwhile, restricted supply led to higher prices, as South African platinum and palladium mines began operating at less than full capacity due to an electricity shortage in the country. In addition, the Fund benefited from its holdings of non-precious metals and mining stocks, another segment not represented in the Philadelphia Index.

Individual contributors to the Fund's results included RED BACK MINING, a small-cap company that generated very strong performance because of its ability to expand reserves and increase production, and STILLWATER, a Montana platinum/palladium mine that benefited when South African mines cut production due to the electricity shortage.

The primary individual detractor was BARRICK GOLD, which declined sharply when gold sold off in March.
The stock had been one of the best performing large-cap stocks and, unfortunately, when gold declined, many investors sold their top performers.
YAMANA GOLD was another detractor. The stock declined significantly when the company's production fell short of expectations.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the number of stocks in the portfolio from approximately 50 at the beginning of the period to 30 as of fiscal year-end and have increased the average weighting of the remaining

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  7

------------------------------

stocks. We also increased the Fund's exposure to non-precious metals and mining stocks as permitted by the Fund's investment strategy. Examples of these stocks include diversified mining companies, steel producers and coal companies. The annual turnover rate for the Fund was 241%.

If liquidity in the global credit markets continues to improve, we may see improved economic activity in the next six months. Non-precious metals and mining stocks tend to benefit from a stronger economy, while gold stocks typically have an inverse relationship with economic growth. We believe the allocation to non-precious metals and mining stocks should help the Fund perform better in a faster rising general equity market.

OUR FUTURE STRATEGY
We think gold will end the year over $1000 and also expect inflation to be higher than expected. Key components of inflation, including food and all types of energy, have already been rising. Resource costs are also rising for many countries from which the U.S. imports goods. Furthermore, the latest round of food inflation has spurred workers in emerging market countries to seek wage increases. With so much upward pressure on prices, inflation could be a more important determinant of gold prices than the U.S. dollar and this could continue to drive up the price of gold.

Recent demand for gold has largely been from investors, often via exchange-traded funds, and not from retail demand for jewelry, which had previously been the main source of demand. Meanwhile, supply has decreased, with year-over-year production on the decline since 2002. Mining companies have not spent much on exploration and there have been no exploration successes in the last five or six years. The combination of greater demand and depleting gold reserves is keeping the price of gold at a higher bottom than we have seen since the late 1970s and early 1980s.

Positioning at fiscal year end had approximately 64% of the Fund allocated to gold stocks, 10% to platinum and palladium stocks, 3.5% to silver and the remainder to non-precious metals and mining stocks. We hold a small

--------------------------------------------------------------------------------

 8 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

portion of cash equivalents as needed for day-to-day liquidity needs. We believe the Fund is well-positioned for an environment that could include higher inflation, an improving economy and a recovery in the general equity markets.


      (PHOTO - CLAY HOES)
      Clay Hoes
      Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE
---------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Precious Metals and Mining Fund Class A shares (from 4/1/98 to 3/31/08) as compared to the performance of two widely cited performance indices, the Philadelphia Stock Exchange Gold & Silver Index and the Lipper Gold Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at March 31, 2008                   1 YEAR       3 YEARS      5 YEARS      10 YEARS
RIVERSOURCE PRECIOUS METALS AND MINING FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000        $10,974      $19,606      $29,387       $32,806
-----------------------------------------------------------------------------------------------
        Average annual total return          +9.74%      +25.16%      +24.06%       +12.70%
-----------------------------------------------------------------------------------------------
PHILADELPHIA STOCK EXCHANGE GOLD AND SILVER INDEX(1)
        Cumulative value of $10,000         $13,001      $19,475      $27,925       $25,009
-----------------------------------------------------------------------------------------------
        Average annual total return         +30.01%      +24.88%      +22.80%        +9.60%
-----------------------------------------------------------------------------------------------
LIPPER GOLD FUNDS INDEX(2)
        Cumulative value of $10,000         $12,854      $24,462      $39,038       $46,341
-----------------------------------------------------------------------------------------------
        Average annual total return         +28.54%      +34.74%      +31.31%       +16.57%
-----------------------------------------------------------------------------------------------

Results for other classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PRECIOUS METALS AND MINING FUND LINE GRAPH)

                                                  RIVERSOURCE PRECIOUS
                                                 METALS AND MINING FUND        PHILADELPHIA STOCK
                                                 CLASS A (INCLUDES SALES     EXCHANGE GOLD & SILVER      LIPPER GOLD FUNDS INDEX
                                                         CHARGE)                      INDEX
                                                 -----------------------     ----------------------      -----------------------
'98                                                      $9,425                      $10,000                      $10,000
'99                                                       7,597                        7,376                        7,692
'00                                                       6,905                        7,144                        7,128
'01                                                       6,403                        6,152                        6,551
'02                                                      10,114                        9,296                       11,299
'03                                                      10,524                        8,956                       11,871
'04                                                      19,694                       14,208                       20,429
'05                                                      15,767                       12,840                       18,944
'06                                                      25,863                       19,621                       31,862
'07                                                      28,191                       19,236                       36,052
'08                                                      32,806                       25,009                       46,341

(1) The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Gold Funds Index includes the 10 largest gold funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE
-----------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             OCT. 1, 2007    MARCH 31, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  996.00         $ 6.66           1.32%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.60         $ 6.73           1.32%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  992.10         $10.47           2.08%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.76         $10.59           2.08%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  992.50         $10.47           2.08%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.76         $10.59           2.08%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  997.40         $ 4.59            .91%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.67         $ 4.65            .91%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  999.20         $ 6.16           1.22%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.11         $ 6.23           1.22%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2008: -0.40% for Class A, -0.79% for Class B, -0.75% for Class C, -0.26% for Class I and -0.08% for Class R4.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS
-----------------------------------------

MARCH 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (95.3%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (3.8%)
Newcrest Mining                                     170,304              $5,169,040
-----------------------------------------------------------------------------------

BRAZIL (3.0%)
Gerdau ADR                                          135,258               4,134,837
-----------------------------------------------------------------------------------

CANADA (48.5%)
Agnico-Eagle Mines                                  139,577               9,450,759
Aurelian Resources                                   68,779(b)              617,162
Barrick Gold                                        179,827               7,813,483
Eastern Platinum                                    815,233(b)            2,573,417
Equinox Minerals                                    288,504(b)            1,440,513
Goldcorp                                            288,531              11,180,575
Great Basin Gold                                    421,607(b)            1,528,038
High River Gold Mines                               644,442(b)            1,651,288
Kinross Gold                                        444,944               9,837,711
PAN American Silver                                 100,000(b)            3,837,000
Peak Gold                                         2,474,895(b)            1,639,642
Red Back Mining                                     392,462(b)            2,676,572
Silver Standard Resources                           100,000(b)            3,033,000
Silver Wheaton                                      150,000(b)            2,328,040
Yamana Gold                                         436,917               6,387,727
                                                                    ---------------
Total                                                                    65,994,927
-----------------------------------------------------------------------------------

PAPUA NEW GUINEA (2.0%)
Lihir Gold                                          869,717(b)            2,775,512
-----------------------------------------------------------------------------------

PERU (3.1%)
Compania de Minas Buenaventura ADR                   62,145               4,256,933
-----------------------------------------------------------------------------------

SOUTH AFRICA (12.5%)
Anglo Platinum                                       30,603               4,495,013
Gold Fields ADR                                     360,405               4,984,401
Platmin                                             163,113(b)            1,136,261
Randgold Resources ADR                              138,102               6,399,647
                                                                    ---------------
Total                                                                    17,015,322
-----------------------------------------------------------------------------------

SWITZERLAND (2.1%)
Xstrata                                              40,331               2,824,191
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

UNITED KINGDOM (3.3%)
Lonmin                                               75,058              $4,562,359
-----------------------------------------------------------------------------------

UNITED STATES (17.0%)
Allegheny Technologies                               33,460               2,387,706
Freeport-McMoRan Copper & Gold                      108,927              10,480,955
Newmont Mining                                      104,345               4,726,829
Royal Gold                                           87,969               2,654,025
Stillwater Mining                                   189,309(b,e)          2,928,610
                                                                    ---------------
Total                                                                    23,178,125
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $115,470,095)                                                   $129,911,246
-----------------------------------------------------------------------------------

OTHER (--%)(c)
ISSUER                                            SHARES                   VALUE(A)
CANADA (--%)
Goldcorp Cl A
 Warrants                                             2,750(b,d)            $39,921
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $4,825)                                                              $39,921
-----------------------------------------------------------------------------------

MONEY MARKET FUND (7.8%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 10,616,120(g)          $10,616,120
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $10,616,120)                                                     $10,616,120
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $126,091,040)(h)                                                $140,567,287
===================================================================================

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 14 RIVERSOURCE PRECIOUS METALS AND MINING FUND - 2008 ANNUAL REPORT

INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 2008

                            CURRENCY TO BE          CURRENCY TO BE         UNREALIZED        UNREALIZED
EXCHANGE DATE                  DELIVERED               RECEIVED           APPRECIATION      DEPRECIATION
--------------------------------------------------------------------------------------------------------
April 1, 2008                        829,661                 766,523         $8,213                $--
                           Australian Dollar             U.S. Dollar
--------------------------------------------------------------------------------------------------------
April 1, 2008                      1,941,969               1,915,006         22,986                 --
                             Canadian Dollar             U.S. Dollar
--------------------------------------------------------------------------------------------------------
April 2, 2008                        137,263                 126,433            974                 --
                           Australian Dollar             U.S. Dollar
--------------------------------------------------------------------------------------------------------
April 2, 2008                      2,888,163               1,449,028             --            (12,999)
                                 U.S. Dollar           British Pound
--------------------------------------------------------------------------------------------------------
April 2, 2008                      1,488,302              11,996,744             --             (7,808)
                                 U.S. Dollar      South African Rand
--------------------------------------------------------------------------------------------------------
Total                                                                       $32,173           $(20,807)
--------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at March 31, 2008, is as follows:

                                                       ACQUISITION
SECURITY                                                  DATES             COST
---------------------------------------------------------------------------------
Goldcorp Cl A
  Warrants                                              10-14-04           $4,825

(e) At March 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.1% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 6.7% of net assets.

(g)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

(h) At March 31, 2008, the cost of securities for federal income tax purposes was $128,222,836 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $15,094,690
Unrealized depreciation                                             (2,750,239)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $12,344,451
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  15

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 16 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS
---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $115,474,920)         $129,951,167
   Affiliated money market fund (identified cost
      $10,616,120)                                                10,616,120
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $126,091,040)                                                 140,567,287
Cash                                                                  99,720
Foreign currency holdings (identified cost $369,705)                 369,705
Capital shares receivable                                            167,973
Dividends receivable                                                   8,757
Receivable for investment securities sold                          5,599,974
Unrealized appreciation on forward foreign currency
   contracts                                                          32,173
Other receivable                                                      39,847
----------------------------------------------------------------------------
Total assets                                                     146,885,436
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                77,251
Payable for investment securities purchased                        8,936,500
Payable upon return of securities loaned                           1,431,400
Unrealized depreciation on forward foreign currency
   contracts                                                          20,807
Accrued investment management services fee                             9,096
Accrued distribution fee                                              17,956
Accrued transfer agency fee                                              828
Accrued administrative services fee                                      682
Accrued plan administration services fee                                  16
Other accrued expenses                                                59,048
----------------------------------------------------------------------------
Total liabilities                                                 10,553,584
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $136,331,852
============================================================================

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  17

MARCH 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                 $    116,067
Additional paid-in capital                                       123,759,632
Excess of distributions over net investment income                (6,025,007)
Accumulated net realized gain (loss)                               3,987,642
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                     14,493,518
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $136,331,852
----------------------------------------------------------------------------

Net assets applicable to outstanding shares:   Class A                        $114,874,726
                                               Class B                        $ 18,946,175
                                               Class C                        $  2,372,836
                                               Class I                        $     11,952
                                               Class R4                       $    126,163
Net asset value per share of outstanding       Class A
   capital stock:                              shares(1)          9,640,748   $      11.92
                                               Class B shares     1,733,817   $      10.93
                                               Class C shares       220,757   $      10.75
                                               Class I shares           989   $      12.08
                                               Class R4 shares       10,436   $      12.09
------------------------------------------------------------------------------------------
*Including securities on loan, at value                                       $  1,302,574
==========================================================================================

(1) The maximum offering price per share for Class A is $12.65. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 18 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  1,029,037
Interest                                                              16,857
Income distributions from affiliated money market fund               314,476
Fee income from securities lending                                    16,371
   Less foreign taxes withheld                                       (87,452)
----------------------------------------------------------------------------
Total income                                                       1,289,289
----------------------------------------------------------------------------
Expenses:
Investment management services fee                                   956,280
Distribution fee
   Class A                                                           273,178
   Class B                                                           179,634
   Class C                                                            21,128
Transfer agency fee
   Class A                                                           164,394
   Class B                                                            28,596
   Class C                                                             3,260
   Class R4                                                               57
Administrative services fee                                           77,686
Plan administration services fee -- Class R4                             287
Compensation of board members                                          2,358
Custodian fees                                                        31,100
Printing and postage                                                  41,075
Registration fees                                                     52,349
Professional fees                                                     29,623
Other                                                                 25,561
----------------------------------------------------------------------------
Total expenses                                                     1,886,566
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                    (269)
----------------------------------------------------------------------------
                                                                   1,886,297
   Earnings and bank fee credits on cash balances                     (6,392)
----------------------------------------------------------------------------
Total net expenses                                                 1,879,905
----------------------------------------------------------------------------
Investment income (loss) -- net                                     (590,616)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                          29,601,147
   Foreign currency transactions                                      61,783
   Options contracts written                                          77,599
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           29,740,529
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (10,974,118)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             18,766,411
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $ 18,175,795
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                          2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $   (590,616)   $   (736,161)
Net realized gain (loss) on investments                     29,740,529      20,534,589
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                       (10,974,118)    (10,401,536)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               18,175,795       9,396,892
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (6,842,867)     (6,649,089)
      Class B                                               (1,014,126)     (1,188,192)
      Class C                                                 (136,100)       (118,144)
      Class I                                                   (1,058)         (1,129)
      Class R4                                                  (7,149)         (7,356)
   Net realized gain
      Class A                                              (20,894,472)     (5,320,352)
      Class B                                               (3,504,872)     (1,067,117)
      Class C                                                 (455,542)       (105,928)
      Class I                                                   (3,046)           (858)
      Class R4                                                 (20,937)         (5,743)
--------------------------------------------------------------------------------------
Total distributions                                        (32,880,169)    (14,463,908)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                           28,540,087      26,516,331
   Class B shares                                            5,580,025       4,406,800
   Class C shares                                            1,096,485         601,027
   Class R4 shares                                             131,324         123,436
Reinvestment of distributions at net asset value
   Class A shares                                           27,199,001      11,714,241
   Class B shares                                            4,420,135       2,235,142
   Class C shares                                              539,444         212,003
   Class R4 shares                                              27,526          12,831
Payments for redemptions
   Class A shares                                          (26,082,751)    (23,539,157)
   Class B shares                                           (6,786,647)     (8,349,788)
   Class C shares                                             (737,310)       (847,631)
   Class R4 shares                                            (101,132)       (116,788)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             33,826,187      12,968,447
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     19,121,813       7,901,431
Net assets at beginning of year                            117,210,039     109,308,608
--------------------------------------------------------------------------------------
Net assets at end of year                                 $136,331,852    $117,210,039
======================================================================================
Excess of distributions over net investment income        $ (6,025,007)   $ (7,942,195)
--------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 20 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
-----------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Precious Metals and Mining Fund (the Fund) is a series of RiverSource Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals).

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At March 31, 2008, RiverSource Investments, LLC (the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT 21 the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At March 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at March 31, 2008 was $39,921 representing 0.03% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the

--------------------------------------------------------------------------------

 22 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At March 31, 2008, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT 23 settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2008, foreign currency holdings were entirely comprised of Australian dollars.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October losses and losses deferred due

--------------------------------------------------------------------------------

 24 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $10,509,104 and accumulated net realized gain has been decreased by $10,509,104.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                 2008           2007
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $13,541,404    $10,005,006
      Long-term capital gain..................     14,195,935      1,964,435
CLASS B
Distributions paid from:
      Ordinary income.........................      2,137,761      1,861,297
      Long-term capital gain..................      2,381,237        394,012
CLASS C
Distributions paid from:
      Ordinary income.........................        282,143        184,960
      Long-term capital gain..................        309,499         39,112
CLASS I
Distributions paid from:
      Ordinary income.........................          2,035          1,670
      Long-term capital gain..................          2,069            317
CLASS R4
Distributions paid from:
      Ordinary income.........................         13,861         10,979
      Long-term capital gain..................         14,225          2,120

At March 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $   715,039
Undistributed accumulated long-term gain...................    $ 4,230,682
Accumulated realized loss..................................    $(4,849,573)
Unrealized appreciation (depreciation).....................    $12,360,005

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  25

RECENT ACCOUNTING PRONOUNCEMENT

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning April 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Gold Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $79,535 for the year ended March 31, 2008. The management fee for the year ended March 31, 2008 was 0.74% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended March 31, 2008 was 0.06% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

 26 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2008, other expenses paid to this company were $180.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Sales charges received by the Distributor for distributing Fund shares were $183,215 for Class A, $8,618 for Class B and $670 for Class C for the year ended March 31, 2008.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  27

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended March 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.00% for Class R4. Of these waived/reimbursed fees and expenses, the plan administration services fee at the class level was $269 for Class R4. In addition, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until March 31, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.32% of the Fund's average daily net assets for Class R4, unless sooner terminated at the discretion of the Board.

During the year ended March 31, 2008, the Fund's custodian and transfer agency fees were reduced by $6,392 as a result of earnings and bank fee credits and from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $295,423,441 and $298,243,827, respectively, for the year ended March 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED MARCH 31, 2008
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        2,017,196      2,499,908      (1,813,225)        2,703,879
Class B                          439,721        442,014        (484,712)          397,023
Class C                           84,806         54,822         (56,663)           82,965
Class R4                           8,787          2,496          (7,203)            4,080
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 28 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

                                                  YEAR ENDED MARCH 31, 2007
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        1,804,776        842,751      (1,615,320)        1,032,207
Class B                          315,258        171,013        (606,412)         (120,141)
Class C                           42,718         16,384         (59,990)             (888)
Class R4                           8,199            915          (7,970)            1,144
----------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2008, securities valued at $1,302,574 were on loan to brokers. For collateral, the Fund received $1,431,400 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $16,371 for the year ended March 31, 2008. Expenses paid to the Investment Manager were $2,055 for the year ended March 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  29

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                    YEAR ENDED MARCH 31, 2008
                                                              CALLS
                                                    CONTRACTS         PREMIUMS
------------------------------------------------------------------------------
Balance March 31, 2007                                  --            $     --
Opened                                                 800              77,599
Expired                                               (800)            (77,599)
------------------------------------------------------------------------------
Balance March 31, 2008                                  --            $     --
------------------------------------------------------------------------------

See "Summary of significant accounting policies."

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $192,946,380 and $183,359,364, respectively, for the year ended March 31, 2008.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended March 31, 2008.

9. POST-OCTOBER LOSS

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses and PFIC

--------------------------------------------------------------------------------

 30 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At March 31, 2008, the Fund had a PFIC post-October loss of $4,849,573 that is treated for income tax purposes as occurring on April 1, 2008.

It is unlikely the Board will authorize distributions of any net realized capital gains for the Fund until the respective capital loss carry-overs have been offset or expire.

10. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.

SECTOR RISK

The Fund invests a significant part of its total assets in securities of companies primarily engaged in exploration, mining, processing or distribution of gold and other precious metals and other related minerals. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC)

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT 31 related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 32 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period     $14.08         $14.73          $8.98         $12.63          $7.23
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)       (.07)          (.04)          (.09)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.98           1.37           5.79          (2.40)          6.27
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.93           1.30           5.75          (2.49)          6.25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (1.01)         (1.08)            --          (1.16)          (.85)
Distributions from realized gains         (3.08)          (.87)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (4.09)         (1.95)            --          (1.16)          (.85)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.92         $14.08         $14.73          $8.98         $12.63
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $115            $98            $87            $62            $80
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.34%          1.40%          1.46%          1.50%          1.55%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.34%)         (.52%)         (.32%)         (.86%)         (.81%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    241%           114%           111%           196%           173%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          16.44%          9.00%         64.03%        (19.94%)        87.27%(f)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.
(f) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  33

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period     $13.21         $13.93          $8.56         $12.08          $6.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.15)(b)       (.17)          (.12)          (.17)          (.08)
Net gains (losses) (both realized and
 unrealized)                               1.84           1.28           5.49          (2.28)          5.99
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.69           1.11           5.37          (2.45)          5.91
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.89)          (.96)            --          (1.07)          (.78)
Distributions from realized gains         (3.08)          (.87)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (3.97)         (1.83)            --          (1.07)          (.78)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.93         $13.21         $13.93          $8.56         $12.08
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $19            $18            $20            $17            $27
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     2.11%          2.15%          2.22%          2.26%          2.30%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.11%)        (1.28%)        (1.10%)        (1.64%)        (1.58%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    241%           114%           111%           196%           173%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          15.59%          8.13%         62.73%        (20.52%)        85.81%(f)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.
(f) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

--------------------------------------------------------------------------------

 34 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period     $13.08         $13.81          $8.48         $12.00          $6.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.14)(b)       (.17)          (.12)          (.16)          (.13)
Net gains (losses) (both realized and
 unrealized)                               1.81           1.27           5.45          (2.27)          6.00
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.67           1.10           5.33          (2.43)          5.87
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.92)          (.96)            --          (1.09)          (.77)
Distributions from realized gains         (3.08)          (.87)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (4.00)         (1.83)            --          (1.09)          (.77)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.75         $13.08         $13.81          $8.48         $12.00
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $2             $2             $2
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     2.09%          2.15%          2.20%          2.24%          2.29%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.06%)        (1.28%)        (1.11%)        (1.61%)        (1.54%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    241%           114%           111%           196%           173%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          15.56%          8.14%         62.85%        (20.54%)        85.88%(f)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.
(f) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  35

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006        2005(B)
Net asset value, beginning of period     $14.22         $14.86          $9.02         $10.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01(c)        (.02)           .02           (.02)
Net gains (losses) (both realized and
 unrealized)                               2.00           1.39           5.82            .14
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.01           1.37           5.84            .12
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (1.07)         (1.14)            --          (1.21)
Distributions from realized gains         (3.08)          (.87)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (4.15)         (2.01)            --          (1.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.08         $14.22         $14.86          $9.02
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                      .94%           .97%          1.00%           .99%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .06%          (.11%)          .16%          (.28%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    241%           114%           111%           196%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          16.93%          9.39%         64.75%           .87%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from July 15, 2004 (inception date) to March 31, 2005.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period     $14.22         $14.86          $9.04         $12.69          $7.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .00(b)        (.05)          (.01)          (.07)           .02
Net gains (losses) (both realized and
 unrealized)                               2.00           1.39           5.83          (2.40)          6.28
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.00           1.34           5.82          (2.47)          6.30
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (1.05)         (1.11)            --          (1.18)          (.87)
Distributions from realized gains         (3.08)          (.87)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (4.13)         (1.98)            --          (1.18)          (.87)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.09         $14.22         $14.86          $9.04         $12.69
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.24%          1.24%          1.28%          1.35%          1.36%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.00%          1.23%          1.28%          1.35%          1.36%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.01%)         (.36%)         (.12%)         (.82%)         (.73%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    241%           114%           111%           196%           173%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          16.86%          9.18%         64.38%        (19.72%)        87.64%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.
(h) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class R4 would have been lower by 0.15%.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE PRECIOUS METALS AND MINING FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Precious Metals and Mining Fund (the Fund), of the RiverSource Selected Series, Inc., as of March 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Precious Metals and Mining Fund of the RiverSource Selected Series, Inc. at March 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 21, 2008

--------------------------------------------------------------------------------

 38 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION
----------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.77%
      Dividends Received Deduction for corporations.........           1.58%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $1.99540

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $2.09193
Total distributions.........................................        $4.08733

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.77%
      Dividends Received Deduction for corporations.........           1.58%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $1.87794

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $2.09193
Total distributions.........................................        $3.96987

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  39

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.77%
      Dividends Received Deduction for corporations.........           1.58%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $1.90348

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $2.09193
Total distributions.........................................        $3.99541

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.77%
      Dividends Received Deduction for corporations.........           1.58%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $2.05637

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $2.09193
Total distributions.........................................        $4.14830

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.77%
      Dividends Received Deduction for corporations.........           1.58%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $2.03846

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $2.09193
Total distributions.........................................        $4.13039

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

 40 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS
--------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  41

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 42 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  43

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT

PROXY VOTING
-------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2008 ANNUAL REPORT  45

     RIVERSOURCE PRECIOUS METALS AND MINING FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                             S-6142 AE (5/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

              (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

              (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and
              Anne P. Jones, each qualify as audit committee financial experts.

Item 4.           Principal Accountant Fees and Services

Fund -- Related Fees

(a) Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Selected Series, Inc. were as follows:

                                 2008 -- $19,650

(b) Audit -- Related Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Selected Series, Inc. were as follows:

                                  2008 -- $445

(c) Tax Fees. The fees for the year ended March 31, to Ernst & Young LLP for tax compliance related services for RiverSource Selected Series, Inc. were as follows:

                                 2008 -- $3,300

(d) All Other Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Selected Series, Inc. were as follows:

                                   2008 -- $0

         (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.


(e) (2) 100% of the services performed for items (b) through (d) above during 2008 were pre-approved by the audit committee.


(f)      Not applicable.


(g) Non-Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                2008 -- $542,245

(h) 100% of the services performed in item (g) above during 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.       Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11.      Controls and Procedures.

              (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

              (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

              (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

              (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
              Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

              (a)(3) Not applicable.

              (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                RiverSource Selected Series, Inc.





By /s/   Patrick T. Bannigan
         -----------------------
         Patrick T. Bannigan
         President and Principal Executive Officer

Date     June 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By /s/   Patrick T. Bannigan
         -----------------------
         Patrick T. Bannigan
         President and Principal Executive Officer

Date     June 4, 2008




By /s/   Jeffrey P. Fox
         ------------------
         Jeffrey P. Fox
         Treasurer and Principal Financial Officer

Date     June 4, 2008